UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   May 13, 2008

TENNESSEE VALLEY
FINANCIAL HOLDINGS, INC.

Tennessee	000-49863	45-0471419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 South Illinois Avenue, Oak Ridge, Tennessee 37830
(Address of Principal Executive Offices)

 (865) 483-9444
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    On May 13, 2008 at the annual meeting of shareholders of  Tennessee Valley Financial Holdings, Inc., Janice R. McNally was elected to serve as a member of the Board of Directors.  Since August 2007 she has served as Corporate Director - Leadership Development at Covenant Health Systems, Oak Ridge, Tennessee.  From July 2001 to July 2007 she was President, Chief Administrative Officer for Methodist Medical Center, Oak Ridge, Tennessee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 13, 2008

                                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.

                             By: /s/ Kenneth F. Scarbro
                        Name: Kenneth F. Scarbro
                        Title:   Chief Financial Officer